Supplement dated November 1, 2001 to the
Prospectus dated February 1, 2001

Advantus Spectrum Fund, Inc.

Effective November 1, 2001, Matthew D. Finn joined Wayne R. Schmidt as the co-portfolio manager of the Fund. Mr. Finn has been Vice
President and Head of Equities with Advantus
Capital since July 1, 2001.  Mr. Finn was formerly
Senior Vice President and Chief Investment
Officer - Growth and Income Group, Evergreen
Investment Management, Inc. March 1998 to
June 2001, and Vice President and Investment
Officer of Advantus Capital from April 1994 to
March 1998.

Investors should retain this supplement for future reference.
F. 56911 11-2001